Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4705%



        Excess Protection Level
          3 Month Average 5.89%
          December, 1998 5.87%
          November, 1998  5.74%
          October, 1998 6.06%


        Cash Yield18.72%


        Investor Charge Offs 4.98%


        Base Rate 7.87%


        Over 35 Day Delinquency 4.96%


        Seller's Interest10.83%


        Total Payment Rate13.62%


        Total Principal Balance$41,270,703,888.09


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,468,784,369.60